UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2014
Date of Report (Date of earliest event reported)

TECHNOLOGIES SCAN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77, 52nd Avenue St.-Hippolyte, Quebec, Canada	J8A 3L3
(Address of principal executive offices)	(Zip Code)

(438) 500-1309
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Board of Directors (the "Board") of Technologies Scan Corp., a Nevada corporation (the "Company"), approved the execution of that certain settlement agreement dated February 20, 2014 (the "Settlement Agreement") with Ghislaine St.-Hilaire, our President/Chief Executive Officer and a member of the Board of Directors ("St.-Hilaire"), relating to a loan advance in the amount of $124,283.38 (the "Debt"). The Debt is evidenced on the Company's financial statements filed with its reports with the Securities and Exchange Commission.

In accordance with the terms and provisions of the Settlement Agreement: (i) the Company agreed to settle the Debt by issuance of an aggregate 24,856,676 shares of restricted common stock at a per share price of $0.005; (ii) St.-Hilaire agreed to settle the Debt by acceptance of the issuance of the 24,856,676 shares of restricted common stock; and (iii) the Company and St.-Hilaire agreed to release each other and forever discharge any and all claims relating to the Debt.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective February 20, 2014, the Board of Directors of the Company authorized the settlement of the Debt and issued an aggregate 24,856,676 shares of restricted common stock to St.-Hilaire as settlement. The shares of common stock issued in accordance with the terms and provisions of the Settlement Agreement were issued to one non-United States resident in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. St.-Hilaire acknowledged that the securities to be issued have not been registered under the Securities Actand that she understood the economic risk of an investment in the securities.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement dated February 20, 2014 between Technologies Scan Corp. and Ghislaine St.-Hilaire.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGIES SCAN CORP.
DATE: February 24, 2014	By:	/s/ Ghislaine St-Hilaire
Name: Ghislaine St-Hilaire Title: President